Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “First Amendment”) dated as of the 1st day of July, 2019, among (1) ONE LIBERTY PROPERTIES, INC., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (“Borrower”), (2) VNB NEW YORK, LLC, a New York limited liability company (as successor by merger to VNB New York Corp., as assignee of Valley National Bank, Merchants Bank Division), as a lender, having an office at 1 Penn Plaza, 29th Floor, New York, New York 10119 (“VNB”), (3) BANK LEUMI USA, as a lender, having an office at 579 Fifth Avenue, New York, New York 10017 (“Leumi”), (4) MANUFACTURERS AND TRADERS TRUST COMPANY, as a lender, having an office at 350 Park Avenue, New York, New York 10022 (“M&T”), (5) PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a lender, having an office at 100 Motor Parkway, Suite 160, Hauppauge, New York 11788 (“People’s Bank”), and (6) MANUFACTURERS AND TRADERS TRUST COMPANY, as administrative agent (together with its successors and assigns, “Administrative Agent”) on behalf of VNB, Leumi, M&T, People’s Bank and the other Lenders (as defined in the Loan Agreement (as defined below)). Capitalized terms not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Loan Agreement.

RECITALS

WHEREAS, Borrower, Administrative Agent and Lenders entered into a certain Third Amended and Restated Loan Agreement made as of November 9, 2016 (as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrower, Administrative Agent and Lenders wish to supplement and amend the Loan Agreement by extending the Maturity Date, modifying the interest rate provisions and revising certain of the covenants contained in the Loan Agreement all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

1.                                      Section 1.01 of the Loan Agreement, entitled “Certain Defined Terms”, is hereby amended by adding the following new defined terms:

“LIBOR Unavailability Condition” means the condition that exists if (i) Bloomberg Professional Service (or another nationally-recognized rate reporting source acceptable to Administrative Agent) no longer reports LIBOR; (ii) Administrative Agent determines in its sole but commercially reasonable discretion (which shall be conclusive absent manifest error) that LIBOR, as so reported, no longer accurately reflects the rate available to the Lenders in the London interbank market; (iii) LIBOR no longer exists; (iv) Administrative Agent, in its sole but commercially reasonable discretion, shall have determined that U.S. dollar deposits in the relevant amount and for the relevant LIBOR Interest Period are not available to the Lenders in the London interbank market; (v) by reason of circumstances affecting any Lender in the London interbank market, adequate and reasonable means do not exist for ascertaining the Adjustable LIBOR Rate applicable to the relevant Interest Period; (vi) any change in law or any other applicable law or regulation prohibits, restricts or makes impossible the charging of interest based on the Adjustable LIBOR Rate or shall make it unlawful for the Lenders to make or maintain a LIBOR Rate Loan; (vii) Administrative Agent reasonably determines that by reason of circumstances or instability affecting the London interbank market generally (including, without limitation, uncertainties associated with the anticipated phase-out of LIBOR), the Adjustable LIBOR Rate is no longer a reliable rate indicator; or (viii) the Adjustable LIBOR Rate no longer adequately and fairly reflects the cost of funding loans for loans of this size and type.

“Super Required Lenders” shall mean, as of any date, (i) all Lenders if there are less than three (3) Lenders (which shall include the Lender then acting as Administrative Agent) or (ii) if there are three (3) or more Lenders (which shall include the Lender then acting as Administrative Agent), then Lenders having a Pro Rata Share of at least 81% of the aggregate principal amount of the Loan; provided that in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and the Pro Rata Shares shall be re-determined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders.

2.                                      Section 1.01 of the Loan Agreement, entitled “Certain Defined Terms”, is hereby amended by deleting the definitions of the term “Total Secured Value” and “Total Unsecured Value” and replacing them with the following:

“Total Secured Value” shall mean the value of Borrower’s, Guarantors’ and their respective Subsidiaries’ Encumbered Properties (other than New Encumbered Properties), calculated by capitalizing the Adjusted Net Operating Income thereof at a rate of 7.625%, plus the value of Borrower’s, Guarantors’ and their respective Subsidiaries’ New Encumbered Properties, calculated at the higher of (i) the capitalization of the Adjusted Net Operating Income thereof at a rate of 7.625% or (ii) the purchase price thereof, provided however that such Encumbered Property must be improved and have a positive cash flow.

“Total Unsecured Value” shall mean the value of Borrower’s, Guarantors’ and their respective Subsidiaries’ Unencumbered Properties (other than New Unencumbered Properties), calculated by capitalizing the Adjusted Net Operating Income thereof at a rate of

7.625%, plus the value of Borrower’s, Guarantors’ and their respective Subsidiaries’ New Unencumbered Properties, calculated at the higher of (i) the capitalization of the Adjusted Net Operating Income thereof at a rate of 7.625% or (ii) the purchase price thereof, provided however that such Unencumbered Property must be improved and have a positive cash flow.

3.                                      Section 2.03(a) of the Loan Agreement is hereby deleted it in its entirety and replaced with the following:

“(a)                           Rate Options.  Except as provided below, all Loans shall bear interest at the LIBOR Based Rate.  If at any time Administrative Agent determines (which determination shall be conclusive absent manifest error) that a LIBOR Unavailability Condition has occurred, Administrative Agent and Borrower shall endeavor to establish an alternate rate index to the Adjusted LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate index and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate index as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.  Notwithstanding anything to the contrary in the Loan Documents, such amendment shall become effective so long as Administrative Agent shall have received, within five (5) Business Days of the date notice of such alternate rate index is provided to the Lenders, the consent of the Super Required Lenders (with Administrative Agent, in its capacity as a Lender, being automatically deemed to have consented to such amendment).  Until an alternate rate index shall be determined in accordance with this Section 2.03(a) or if for any reason the Adjusted LIBOR Rate is otherwise unavailable, the Floating Rate shall apply and requests for Loans hereunder shall bear interest at the Floating Rate.  Notwithstanding the foregoing, during the initial ninety (90)-day period following the occurrence of a LIBOR Unavailability Condition (the “Margin Adjustment Period”), when calculating the Floating Rate, the Applicable Margin shall be adjusted by a factor equal to the positive or negative difference between the Prime Rate and LIBOR as of the date the LIBOR Unavailability Condition occurred, but in no event shall the Applicable Margin be less than zero (each, a “Margin Adjustment”). Upon the expiration of the Margin Adjustment Period, if Borrower and Lenders have not yet determined an alternate rate index in accordance with this Section 2.03(a), the Floating Rate shall thereafter be determined without any Margin Adjustment until an alternate rate index is finally determined.  The rate of interest on Floating Rate Loans shall increase or decrease by an amount equal to any increase or decrease in the Prime Rate effective as of the opening of business on the day that any such change in the Prime Rate occurs.”

4.                                      Section 2.06 of the Loan Agreement is hereby amended by replacing the last sentence of said section with the following sentence: “No Lender shall advance and Borrower shall not request Renovation Expense Loans and Operating Expense Loans which in the aggregate exceed the lesser of (x) $30,000,000 or (y) 30% of the Borrowing Base; provided, however, that in no event shall Operating Expense Loans exceed $10,000,000 and Renovation Expense Loans shall not exceed $20,000,000, and Borrower shall immediately prepay such Operating Expense Loans and/or Renovation Expense Loans to the extent of any such excess and there shall be no further advances until such excess is repaid.”

5.                                      Section 2.07 (a) of the Loan Agreement is hereby amended by extending the Maturity Date from “December 31, 2019” to “December 31, 2022”.

6.                                      Section 5.02(m) of the Loan Agreement is hereby deleted it in its entirety and replaced with the following:

“(m)                       Management.  Fail to retain at least three (3) of Fredric H. Gould, Patrick Callan, Jr., Matthew Gould, David Kalish, Israel Rosenzweig, Mark Lundy and Lawrence G. Ricketts, Jr. in the management of Borrower;”

7.                                      Section 1 of the Pledge Agreement, entitled “Defined Terms”, is hereby amended by deleting the definition of the term “Pledged Stock” and replacing it with the following:

“Pledged Stock” means the shares of capital stock of each Issuer listed on Schedule I hereto, together with any future shares of capital stock that Pledgor pledges to the Collateral Agent on behalf of the Lenders pursuant to Section 5.01(m) of the Loan Agreement, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to Pledgor while this Agreement is in effect.

8.                                      The effectiveness of this First Amendment shall be expressly subject to receipt by Administrative Agent and Lenders of the following items:

(a)                                 a fully executed First Amendment;

(b)                                 a fully executed Ratification and Confirmation of Guaranty in the form attached as Exhibit A (the “Guaranty Ratification”);

(c)                                  payment of all reasonable, out-of-pocket costs and expenses incurred by Administrative Agent in connection with this First Amendment;

(d)                                 payment by Borrower to Administrative Agent of the fees referred to in the Engagement Letter dated April 19, 2019 made by and between Borrower and Administrative Agent;

(e)                                  payment to Administrative Agent’s and each Lender’s outside counsel for reasonable fees and expenses in connection with the preparation, negotiation and execution of this First Amendment;

(f)                                   documentation, including, but not limited to, (i) an updated organizational chart for Borrower, (ii) a certified copy of Borrower’s certificate of incorporation and all amendments thereto or a certificate that there have been no changes since the version thereof delivered to Administrative Agent on November 9, 2016, (iii) Borrower’s by-laws and all amendments thereto or a certificate that there have been no changes since the version thereof delivered to Administrative Agent on November 9, 2016, (iv) a good standing certificate for Borrower, and (v) corporate resolutions and incumbency certificate, each document delivered to be in form and substance sufficient to establish that Borrower is duly formed, fully qualified, validly existing and in good standing under the laws of the State of Maryland and the State of New York and that Borrower is authorized and empowered, by signature of the undersigned, to enter into this First Amendment and perform all of the terms, provisions, covenants and conditions hereof, and that in doing so, Borrower shall not be in violation of Borrower’s by-laws or any other agreement to which Borrower is a party;

(g)                                  documentation, including, but not limited to, (i) an updated organizational chart for each Guarantor, (ii) a certified copy of each Guarantor’s certificate of incorporation, formation or limited partnership, as applicable, and all amendments thereto or a certificate that there have been no changes since the version thereof delivered to Administrative Agent on November 9, 2016, (iii) each Guarantor’s by-laws, operating agreement or partnership agreement, as applicable, and all amendments thereto or a certificate that there have been no changes since the version thereof delivered to Administrative Agent on November 9, 2016, (iv) a good standing certificate for each Guarantor, and (v) corporate resolutions and incumbency certificate or a consent of members or partners, as applicable, each document delivered to be in form and substance sufficient to establish that each Guarantor is duly formed, fully qualified, validly existing and in good standing under the laws of their respective state of formation and that each Guarantor is authorized and empowered, by signature of the undersigned, to enter into the Guaranty Ratification and perform all of the terms, provisions, covenants and conditions thereof, and that in doing so, each Guarantor shall not be in violation of such Guarantor’s formation or organizational documents or any other agreement to which such Guarantor is a party;

(h)                                 a satisfactory attorney opinion letter from Richard M. Figueroa, Senior Vice President and Legal Counsel of Borrower regarding (i) the capacity, power and authority of Borrower and Guarantors to enter into and close the transaction contemplated by this First Amendment, and (ii) the validity and enforceability of this First Amendment and the documents to be executed in connection herewith; and

(i)                                     such other agreements and instruments as Administrative Agent and Lenders reasonably deem necessary to carry out the terms and provisions of this First Amendment.

9.                                      Except as expressly provided in this First Amendment, all of the terms, provisions, covenants and conditions of the Loan Documents (as such term is defined in the Loan Agreement) shall be and remain in full force and effect as written, unmodified hereby.  Borrower hereby further ratifies and acknowledges the continuing validity and enforceability of the Loan Documents as herein modified and the obligations evidenced thereby.  In the event of any conflict between the terms, provisions, covenants and conditions of this First Amendment and the Loan Documents, this First Amendment shall control.  Except as may be expressly provided in this First Amendment, this First Amendment shall not waive, suspend, diminish or impair the Loan Documents or the obligations, liabilities, liens or security interests represented thereby.

10.                               Borrower hereby represents and warrants that:

(a)                                 Except as set forth on replacement schedules attached hereto as Exhibit B, any and all of the representations, warranties and schedules (as such schedules may have been previously supplemented and/or modified from time to time in accordance with the Loan Agreement) contained in the Loan Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(b)                                 The execution of this First Amendment, the delivery by Borrower to Administrative Agent of all monies, items and documents provided for herein, Borrower’s performance hereof and the transactions contemplated hereby have been duly authorized by the requisite action on the part of Borrower.  This First Amendment constitutes the valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms, provisions, covenants and conditions, except as enforcement thereof may be limited by applicable laws affecting the enforcement of creditors’ rights generally;

(c)                                  Except as may previously have been expressly disclosed in writing by Borrower to Administrative Agent or the Lenders, no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute an Event of Default;

(d)                                 As of the date hereof, Borrower is legally, validly and enforceably indebted to Lenders in the aggregate principal amount of $32,150,000.00, all of which amounts are due without offset, claim, defense, counterclaim or right of recoupment; and

(e)                                  Borrower hereby knowingly, voluntarily, intentionally, unconditionally and irrevocably waives, releases, and forever discharges Administrative Agent, Lenders, and Administrative Agent’s and Lenders’ parent, affiliates, subsidiaries (such persons or parties being hereinafter collectively referred to as “Lender Entities”) and Lender Entities’ agents, officers, directors, shareholders, partners, members and employees  (Administrative

Agent, Lenders and Lender Entities and such other persons or parties being herein collectively referred to as “Lender Parties”), from and against any and all rights, claims, counterclaims, actions or causes of action against Administrative Agent, Lenders and/or Lender Parties, arising out of Administrative Agent’s, Lenders’ and/or Lender Parties’ actions or inactions in connection with the Loan prior to the execution and delivery of this First Amendment, or any security interest, lien or collateral then given/granted to Administrative Agent, Lenders and/or Lender Parties in connection therewith, as well as, to the extent arising out of such actions or inactions, any and all rights of set-off, defenses, claims, actions, causes of action and any other bar to the enforcement of this First Amendment and/or the Loan Documents.

11.                               This First Amendment shall be governed and construed in accordance with the laws of the State of New York without reference to principles of conflicts of law.

12.                               No modification or waiver of or with respect to any provisions of this First Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by Administrative Agent or Lenders from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No consent to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances.

13.                               The provisions of this First Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in the First Amendment in any jurisdiction.

14.                               This First Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of this First Amendment (or counterparts hereof) by pdf electronic transmission shall be effective with the same effect as delivery of original signatures.

15.                               This First Amendment shall be binding upon and inure to the benefit of Borrower and its successors and to the benefit of Administrative Agent, Lenders and their respective successors and assigns.  The rights and obligations of Borrower under this First Amendment shall not be assigned or delegated without the prior written consent of Administrative Agent and Lenders, and any purported assignment or delegation without such consent shall be void.

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IN WITNESS WHEREOF, the parties have set their hands hereto effective on July 1, 2019.

BORROWER:

ONE LIBERTY PROPERTIES, INC.

By:
Mark H. Lundy
Senior Vice President

LENDERS:

VNB NEW YORK, LLC

By:
Andrew Baron
First Vice President

BANK LEUMI USA

By:
Jeffrey Puchin
Senior Associate Relationship Manager

By:
Roger Rofe
Senior Vice President

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

MANUFACTURERS AND TRADERS
TRUST COMPANY

By:
Name:
Title:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS
TRUST COMPANY

By:
Name:
Title:

EXHIBIT A

RATIFICATION AND CONFIRMATION OF GUARANTY

This RATIFICATION AND CONFIRMATION OF GUARANTY (this “Ratification”) dated as of the 1st day of July, 2019 by the undersigned (jointly, severally and collectively, “Guarantor”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, having an address c/o M&T Bank, 350 Park Avenue, New York, New York 10022, as administrative agent (hereinafter, in such capacity, “Administrative Agent”) for and on behalf of itself and the other lending institutions (hereinafter, collectively, “Lenders”) which are or may become parties to the Loan (as hereinafter defined).

WHEREAS:

A.                                    Lenders have heretofore made a revolving credit loan (as extended, supplemented or otherwise modified from time to time, the “Loan”) to One Liberty Properties, Inc., a Maryland corporation (together with its successors and assigns, the “Borrower”), in the maximum principal amount of up to $100,000,000, which Loan is governed and evidenced by that certain Third Amended and Restated Loan Agreement dated as of November 9, 2016 made by and among Borrower, Administrative Agent and Lenders (as amended, restated, extended, replaced, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”);

B.                                    By Second Amended and Restated Unlimited Guaranty dated as of November 9, 2016 (as amended, restated, extended, replaced, supplemented or otherwise modified from time to time, collectively, the “Guaranty”), Guarantor has guaranteed the Obligations of Borrower to Lenders under the Loan, as such may exist from time to time.  All terms not separately defined herein shall have the meanings ascribed to them in the Guaranty;

C.                                    The Loan is governed, evidenced and secured by the Loan Documents (as such term is defined in the Loan Agreement);

D.                                    Administrative Agent, Lenders and Borrower are about to enter into that certain First Amendment to Third Amended and Restated Loan Agreement and Other Loan Documents dated as of the date hereof (the “Modification Agreement”); and

E.                                     In order to induce Administrative Agent to enter into the Modification Agreement, Guarantor has agreed to ratify and confirm the terms, provisions, covenants and conditions of the Guaranty.

NOW, THEREFORE, in consideration of the premises, and for other valuable consideration it is hereby agreed as follows:

1.                                      Guarantor hereby consents to Borrower’s execution and delivery of the Modification Agreement and to the terms and provisions thereof.

2.                                      Guarantor hereby acknowledges and agrees that the Guaranty has not been revoked, terminated or amended (except as set forth herein and except with respect to the substitution of additional Guarantors and the release of certain prior Guarantors as contemplated in

Sections 5.01(m)(i) and 5.01(r) of the Loan Agreement) and remains in full force and effect.

3.                                      Guarantor hereby ratifies and confirms the Guaranty with the same force and effect as though herein restated at length, and acknowledges that the Guaranty is a guarantee of payment (as opposed to collection) of the Obligations.

4.                                      Guarantor hereby knowingly, voluntarily, intentionally, unconditionally and irrevocably waives, releases and forever discharges Administrative Agent, Lenders and Administrative Agent’s and Lenders’ parent, affiliates, subsidiaries and participants (such persons or parties being hereinafter collectively referred to as “Lender Entities”) and Lender Entities’ agents, officers, directors, shareholders, partners, members and employees (Administrative Agent, Lenders and Lender Entities and such other persons or parties being herein collectively referred to as “Lender Parties”), from and against any and all rights, claims, counterclaims, suits, actions or causes of action against Administrative Agent, Lenders and/or Lender Parties, arising out of Administrative Agent’s, Lenders’ and/or Lender Parties’ actions or inactions in connection with the Loan prior to the execution and delivery of this Ratification, or any security interest, lien or collateral given or granted to Administrative Agent, Lenders and/or any other Lender Party in connection therewith, as well as any and all rights of set-off, defenses, claims, suits, actions, causes of action and any other bar to the enforcement of the Modification Agreement, this Ratification and/or the Loan Documents.

5.                                      The receipt by Administrative Agent of a facsimile or PDF of Guarantor’s signature hereto shall be deemed to be incontrovertible evidence that Guarantor has executed and delivered this Ratification with the same force and effect as though the original executed Ratification has been delivered.  This Ratification shall become effective when counterparts hereof shall be executed and delivered to Administrative Agent on behalf of Guarantor (whether by facsimile, email or other means).

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IN WITNESS WHEREOF, the undersigned have duly executed this Ratification as of the day and year first above written.

OLP BATAVIA, INC.

By:
Mark H. Lundy
Senior Vice President

OLP SOUTH HIGHWAY HOUSTON, INC.

By:
Mark H. Lundy
Senior Vice President

OLP TUCKER LLC

By:
Mark H. Lundy
Senior Vice President

OLP GREENSBORO LLC

By:
Mark H. Lundy
Senior Vice President

OLP SOMERVILLE LLC

By:
Mark H. Lundy
Senior Vice President

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OLP 6609 GRAND LLC

By:
Mark H. Lundy
Senior Vice President

OLP MONROEVILLE LP

By:
Mark H. Lundy
Senior Vice President

OLP VETERANS HIGHWAY LLC

By:
Mark H. Lundy
Senior Vice President

OLP HYANNIS LLC

By:
Mark H. Lundy
Senior Vice President

OLP COLUMBUS, INC.

By:
Mark H. Lundy
Senior Vice President

OLP HOUSTON GUITARS LLC

By:
Mark H. Lundy
Senior Vice President

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OLP BOLING BROOK LLC

By:
Mark H. Lundy
Senior Vice President

OLP LAWRENCE LLC

By:
Mark H. Lundy
Senior Vice President

OLP HIGHLANDS RANCH LLC

By:
Mark H. Lundy
Senior Vice President

OLP MARSTON MASS LLC

By:
Mark H. Lundy
Senior Vice President

OLP EVERETT LLC

By:
Mark H. Lundy
Senior Vice President

OLP MIAMISBURG LLC

By:
Mark H. Lundy
Senior Vice President

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OLP 4809 LOUISVILLE LLC

By:
Mark H. Lundy
Senior Vice President

OLP BAKERSFIELD CA LLC

By:
Mark H. Lundy
Senior Vice President

OLP ST. LOUIS PARK MN LLC

By:
Mark H. Lundy
Senior Vice President

OLP PALM BEACH, INC.

By:
Mark H. Lundy
Senior Vice President

OLP TURNINGSTONE GREENVILLE SC LLC

By:
Mark H. Lundy
Senior Vice President

OLP TEXAS, INC.

By:
Mark H. Lundy
Senior Vice President

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OLP FT. MYERS, INC.

By:
Mark H. Lundy
Senior Vice President

OLP HOUSTON PET STORE LLC

By:
Mark H. Lundy
Senior Vice President

OLP WAUCONDA IL LLC

By:
Mark H. Lundy
Senior Vice President

OLP NASHVILLE TN LLC

By:
Mark H. Lundy
Senior Vice President

OLP BENSALEM PA LLC

By:
Mark H. Lundy
Senior Vice President